SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2003

LCC INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-21213 (Commission File Number)	54-1807038 (IRS Employer Identification Number)

7925 Jones Branch Drive, McLean, Virginia (Address of Principal Executive Offices)	22102 (Zip Code)

(703) 873-2000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1

Item 9.   Regulation FD Disclosure.

     On February 10, 2003, LCC International, Inc. issued a press release announcing its fourth quarter and year-end financial results for 2002. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the February 10, 2003 press release.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC INTERNATIONAL, INC.

Date: February 11, 2003	By:	/s/ Peter A. Deliso Peter A. Deliso Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description	Page

99.1	Press Release, dated February 10, 2003.	i